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                                                                   Exhibit 10.59



                          SECURITY AND PLEDGE AGREEMENT

        THIS SECURITY AND PLEDGE AGREEMENT ("Agreement") is entered into as of December 14, 2000 ("Effective Date"), by and among AMDL, Inc., a Delaware corporation ("Company"), OPPENHEIMER WOLFF & DONNELLY LLP (the "Agent"), and CHINESE UNIVERSAL TECHNOLOGIES, LTD., a Taiwanese corporation ("Pledgor").

                                 R E C I T A L S

        A. Pursuant to the Securities Purchase Agreement dated as of the date hereof ("Securities Purchase Agreement"), in connection with the purchase of 2,000,000 shares of Common Stock of the Company by Pledgor, Pledgor has executed a Secured Promissory Note in favor of the Company (the "Note");

        B. The obligation of Pledgor under the terms and conditions of the Note is to be secured by this Pledge Agreement; and

        C. The 1,481,481 shares of Common Stock pledged hereunder ("Pledged Shares") are being delivered to the Agent, along with an Assignment Separate from Certificate in the form attached hereto as Exhibit A-1.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged and confessed, the parties do hereby agree as follows:

                                A G R E E M E N T

        1. Grant of Security and Pledge. In order to further secure the Pledgor's full and complete performance of all obligations under the Note, the Pledgor hereby pledges, collaterally assigns and grants to the Company a security interest (the "Security Interest") in all of Pledgor's right, title and interest in and to the Pledged Shares, and all rights and privileges pertaining thereto as well as all products, proceeds, profits, interest, dividends, increases and distributions received therefor, including distributions or payments in partial or complete liquidation or redemption as the result of a reclassification, readjustment or reorganization or change in the capital structure of any issuer thereof or any other profit at any time or from time to time receivable or otherwise distributed or delivered to Pledgor in connection therewith and all rights and privileges pertaining thereto, together with all proceeds and substitutions, including all securities, subscription rights, dividends (including, without limitation, cash dividends, stock dividends, dividends paid in stock, liquidated dividends, dividends paid in other property) or other property or benefits to which Pledgor is entitled to receive on account of any of the foregoing Pledged Shares, indirectly or directly.

        2. Perfection of Security Interest. Concurrently with the execution of this Agreement, Pledgor shall deliver to and deposit or cause to be delivered and deposited with Agent the certificates or instruments representing or evidencing the Pledged Shares along with appropriate stock power(s), duly executed in blank (Exhibit A-1 hereto). Pledgor shall, from time to time, promptly execute and deliver to Agent all such stock powers, assignments, certificates, supplements to this Agreement and other supplemental writings, financing

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statements and other items and do all other acts and things as Agent or Company may reasonably request in order to more fully evidence and perfect the security interest of Company in the Pledged Shares.

        3. Indebtedness. The Security Interest is hereby created to secure the payment and performance of all of the obligations and liabilities of Pledgor to Company arising pursuant to or in connection with the Promissory Note, and all amendments, supplements and modifications thereto, including, without limitation, all renewals, extensions and modifications thereof (the "Indebtedness").

        4. Representations, Warranties, Covenants and Further Agreements. Pledgor makes the following representations, warranties covenants and further agreements.

               4.1 Title. Except for the Security Interest, the Pledgor has good and indefeasible title to all of the Pledged Shares free from any lien, security interest, encumbrance or claim and Pledgor will, during the term of this Agreement, at Pledgor's cost, keep the Pledged Shares free from other liens, security interests, encumbrances or claims, and defend any action which may affect the Security Interest or Pledgor's title to the Pledged Shares.

               4.2 Status. This Agreement, the certificate(s) evidencing the Pledged Shares, and any instrument, document or writing which is, or shall be, included in the Pledged Shares are, and shall be, genuine and legally enforceable and free from any setoff, counterclaim or defense. Pledgor's transfers of the certificates evidencing the Pledged Shares is effective and rightful, no such certificate has been (and no such certificate hereafter transferred to or delivered to the possession of Agent will be) altered and Pledgor knows of no facts which might impair the validity of any such certificate now or hereafter. No dispute, right of setoff, counterclaim or defense exists with respect to any part of the Pledged Shares.

               4.3 Perfection. The Pledged Shares shall be held by and in the custody of Agent, and neither Pledgor nor any other person shall have the right to procure the release of any of the Pledged Shares except upon and in compliance with the terms and conditions herein set forth. Pledgor has delivered or caused to be delivered the Pledged Shares to Agent simultaneously herewith. All stock certificates and other instruments which may constitute at any time or from time to time a part of the Pledged Shares, together with a Stock Assignment Separate from Certificate in the form of Exhibit A-1 has been endorsed in blank with signatures guaranteed by a bank or NASD member firm upon delivery to Agent.

               4.4 No Assignment. Pledgor hereby covenants that so long as the Indebtedness remains unpaid Pledgor will not sell or otherwise dispose of all or any part of the Pledged Shares.

               4.5 Maintenance. So long as no default shall exist hereunder, or under the Pledgor's Note all Pledged Shares shall remain registered in the name of, the Pledgor.

               4.6 Release of Pledged Shares. From time to time, Pledged Shares may be released from this Agreement as contemplated in the Escrow Agreement without altering, varying or diminishing in any way the force, effect, lien, pledge, security interest or charge of this Agreement as to the Pledged Shares not expressly released or the validity and effect of any



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guaranty delivered in connection with the Indebtedness, and this Agreement shall continue as a first priority lien, security interest, pledge and charge on all the Pledged Shares not expressly released as long as any of the Indebtedness remains outstanding. Upon full payment of amount due under the Promissory Note, all Pledged Shares shall be released for the Security Interest created and this Agreement.

               4.7 Notice of Changes. Pledgor will immediately notify Agent of any change in Pledgor's address, or any change in any fact or circumstance warranted or represented by Pledgor to Company or Agent, or if any event of default occurs. Pledgor shall promptly notify Agent of any claim, action or proceeding affecting title to the Pledged Shares or any part thereof, or the security interest of Company therein, and, at the request of any Company or Agent, appear in and defend at Pledgor's expense, any such action or proceeding.

               4.8 Authority. Pledgor has all requisite power and authority to enter into this Agreement, to pledge the Pledged Shares and create the Security Interest, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Pledgor, and upon the execution and delivery by Pledgor, this Agreement and such documents as are executed and delivered pursuant to this Agreement will constitute valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their terms.

               4.9 No Restrictions. Except for the Voting Trust Agreement of even date herewith between Pledgor and Gary Dreher, Exhibit "C" to the Securities Purchase Agreement, the Pledged Shares are not subject to any purchase rights, shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies, or any other similar agreements or instruments restricting the transfer, pledge or encumbrance of the Pledged Shares, except for any proxies or encumbrances created in this Agreement and any requirements under the federal securities laws restricting transferability of any of the Pledged Shares.

        5. Rights of Company. Pledgor hereby irrevocably appoints Agent as Pledgor's respective attorney-in-fact to do any act which Pledgor is obligated by this Agreement to do, to exercise all rights (in the event of default hereunder) and otherwise, of Pledgor in the Pledged Shares, and to do all things deemed necessary to perfect the Security Interest and preserve, collect, enforce and protect the Pledged Shares, all at Pledgor's cost and without any obligation on the Company so to act.

        6. Events of Default. Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions:

               6.1 Adverse change in any fact warranted or represented in this Agreement;

               6.2 Levy on, seizure, or attachment of all or part of the Pledged Shares; or

               6.3 The occurrence of any event of default with respect to the Securities Purchase Agreement, the Note, or any other documents entered into in connection with the issuance and sale of the Pledged Shares.



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        7. Remedies of Company Upon Default. Upon the occurrence of any event of default, and at any time thereafter during the continuance thereof, Company may proceed to exercise any and all of the rights and remedies provided by the Uniform Commercial Code then in effect in the State of California ("Code"), as well as all other rights and remedies possessed by Company or Agent under this Agreement or otherwise at law or in equity, and, without limiting the foregoing, Agent shall deliver the certificates evidencing the Pledged Shares, together with the executed Exhibit A-1 to the Company for cancellation. Further, the return of the Pledged Shares shall not be construed as Company's election of remedy and shall not be deemed to be the Company's waiver of its right to sue under the Promissory Note.

        8. Indemnity. Except for matters occurring by reason of Company's or Agent's gross negligence or willful misconduct, Pledgor shall indemnify and hold Company and Agent harmless from and against any and all claims, demands, losses, judgments and liabilities of whatever kind or nature and shall reimburse Company and Agent for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by Company or Agent of any rights or remedies granted to them hereunder. In no event shall Agent be liable under this Agreement, in the absence of gross negligence or willful misconduct on its part or Company's or Agent's failure to meet its obligations with respect to collateral in its possession, for any matter or thing in connection with this Agreement other than to account for the Pledged Shares or monies actually received, and applied, by Agent in accordance with the terms of this Agreement.

        9. Return of Shares. Upon payment in full of the Indebtedness, Company shall cause the Agent to deliver the Pledged Shares to Pledgor.

        10.    General Provisions.

               10.1 Amendments and Waivers. Company, or Agent with the consent in writing of Pledgor, may, subject to the provisions of this Section 10.1, from time to time enter into written supplemental agreements to this Agreement, for the purpose of adding or deleting any provisions to or from this Agreement or otherwise changing or varying in any manner the rights of Secured Parties or Pledgor hereunder or the conditions, provisions or terms hereof or waiving any default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Company.

                      10.1.1 Changing the security pledged pursuant to this Agreement;

                      10.1.2 Alter, amend, modify, or waive any term in this Agreement which would result in any alteration, amendment, change, modification or reduction requiring the consent of the Company.

                      10.1.3 Alter, amend or modify this Section 10.1.

                      10.1.4 Consent to the assignment or transfer by the Pledgor of any of his rights and obligations under this Agreement.

                      10.1.5 Change the rights and duties of Agent, provided Agent shall have given his prior written consent thereto.



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        Any such supplemental agreements to this Agreement shall apply equally to each of the parties hereto and shall be binding upon Pledgor, Company and Agent and all future holders of the Promissory Note. No waiver by Company or Agent of any right hereunder or of any default by Pledgor shall be binding upon Company unless in writing executed by Company. In the case of any waiver, Pledgor, Company and Agent shall be restored to their former position and rights under this Agreement and any default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other default, or impair any right consequent thereon.

               10.2 Remedies. No course of dealing among Pledgor, Company and Agent, as the case may be, and no delay or omission of the Company or Agent, as the case may be, to exercise any right under this Agreement shall impair such right or be construed to be a waiver of any default or an acquiescence therein, and any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right. All remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Company until the Promissory Note has been paid in full. The Company may exercise such remedies in any order of priority.

               10.3 Benefit of Agreement. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of Pledgor and Company and their respective successors and assigns, including, without limitation, all future holders of the Promissory Note, except Pledgor shall not have any right to assign their respective rights or obligations under this Agreement or any interest therein, without the prior written consent of the Company.

               10.4 Survival of Representations. All representations and warranties of Pledgor contained in this Agreement shall survive delivery of the Promissory Note.

               10.5 Choice of Law and Construction. This Agreement shall be construed in accordance with the laws of the State of California applicable to contracts made and performed in California by a California secured party and a pledgor located in California. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provisions of this Agreement shall be held to be prohibited or invalid under such applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement has been executed by Pledgor and delivered in Tustin, California and shall be governed by and interpreted and construed in accordance with the laws of the State of California. Pledgor expressly agrees that if there are any disputes or differences between the parties, including, but not limited to a default hereunder, then the sole and exclusive jurisdiction and venue for any action or proceeding arising under or pursuant to this Agreement shall be brought in the United States District Court for the Central District of California located in Orange County, California and Pledgor hereby consents specifically to the jurisdiction of said court for all purposes hereof including venue and in personam jurisdiction.

               10.6 Attorneys' Fees. Should any litigation be commenced between the parties hereto concerning, this Agreement, or the rights and duties of the parties in relation hereto,



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including those of the Agent, the prevailing party in any such litigation shall be entitled to such reasonable attorneys' fees as the court may award.

               10.7 Severability. The unenforceability of any provision of this Agreement shall not affect the enforceability or validity of any other provision hereof.

               10.8 Section Headings and References. Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement. All references to sections in this Agreement are to the section of this Agreement in which such section reference appears.

               10.9 Notices. All notices, requests and demands to or upon the parties to this Agreement required or permitted to be given under this Agreement shall be deemed given: (a) three (3) days following deposit in the United States mail, postage prepaid; (b) upon delivery to the telegraph company for transmission, charges prepaid; (c) in the case of telex notice, when sent, answerback received; or (d) when physically delivered by hand to the addressee of such notice by or on behalf of the person initiating such notice; in each case addressed to the address of Pledgor, Company and Agent, as the case may be, appearing below their respective signatures to this Agreement. Company, Pledgor and Agent may each change the address for service of notice upon him by a notice in writing to the others.

               10.10 Lawful Money. Each reference in this Agreement to payment of any amount of money is to lawful money of the United States of America.

               10.11 Entire Agreement. The documents referred to therein embody the entire agreements and understandings among Pledgor, Company and Agent, and supersede all prior agreements and understandings among Pledgor, Company and Agent relating to the subject matter thereof, as the case may be.

               10.12 Term of Agreement. This Agreement shall become effective on the Effective Date and terminate only when the Promissory Note, all interest thereon and all other payment obligations under the Promissory Note have been paid in full.

               10.13 Further Assurances. Pledgor hereby further agrees with Company to execute, acknowledge and deliver any and all such further assurances and other agreements or instruments, and to take or cause to be taken all such other actions, as shall be reasonably requested by the Company or Agent from time to time in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times the rights, remedies, powers and privileges of the Company under this Agreement, all without any cost or expense to the Company or Agent.

               10.14 Counterparts. This Agreement may be executed by the parties hereto and thereto individually or, in any combinations of the parties hereto, in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

               10.15 Waivers by Pledgor. Pledgor hereby waives presentment, demand, notice of intention to accelerate, notice of acceleration, notice of dishonor, protest, and notice of protest,



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and all other notices with respect to collection, or acceleration of maturity, of the Pledged Shares and Indebtedness.

        IN WITNESS WHEREOF, Pledgor, Company and Agent have executed this Agreement as of the date first above written.

                                        "Pledgor"

                                        CHINESE UNIVERSAL TECHNOLOGIES, LTD., a
                                        Taiwanese corporation


                                        By:
                                           -------------------------------------
                                                 Jeanne Lai, President


                                        "Company"

                                        AMDL, INC., a Delaware corporation



                                        By:
                                           -------------------------------------
                                                 Gary L. Dreher, President

                                        "Agent"

                                        OPPENHEIMER WOLFF & DONNELLY LLP


                                        By:
                                           -------------------------------------
                                                 Richard H. Bruck, Esquire



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